Income tax - Actual income tax expenses differ from the amount computed by applying the PRC statutory income tax rate (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Income tax
Statutory income tax rate	25.00%	25.00%	25.00%	25.00%
Actual income tax expenses differ from the amount computed by applying the PRC statutory income tax rate
Income before income taxes	¥ 982,093	$ 138,325	¥ 180,556	¥ 203,887
Computed expected tax expense	245,523		45,139	50,972
Increase (decrease) in income taxes resulting from:
Non-deductible expenses	8,080		1,619	2,721
Additional deduction for research and development expenses	(5,249)		(8,714)	(9,922)
Share-based compensation	40,995		40,798
Tax loss expiration	30		2,800
Change in valuation allowance	(68)		1,085	19,066
Tax rate difference due to different jurisdiction	(1,354)
PRC preferential tax rate	(44,557)
Others	(364)		1,747	1,380
Total	¥ 243,036	$ 34,231	¥ 84,474	¥ 64,217